UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 10, 2015

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1720 South Bellaire Street, Suite 325
Denver, Colorado		80222
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (800) 420-4866

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 10, 2015, CannaSys, Inc. closed the transactions contemplated by a Share Exchange Agreement (the “Exchange Agreement”) and a Gross Revenue Assignment entered into November 3, 2015, with MHB, Inc., a Colorado corporation, doing business as Mile High Brands (“MHB”). MHB is a branding and marketing agency. Under the terms of the Exchange Agreement, MHB issued and delivered 10,000,000 shares of its common stock to CannaSys and CannaSys received a 10% interest in MHB’s gross revenues, and CannaSys issued and delivered 10,000,000 shares of its common stock to MHB.

Under the Exchange Agreement, CannaSys and MHB agreed to organize a new corporation as a partnership and joint venture, which will be structured in a manner to consolidate the new company’s financial statements with the financial statements of CannaSys. The consolidation treatment will be effected through a greater than 50% voting interest held by CannaSys, board control of CannaSys, or any combination of the foregoing or other provisions as MHB and CannaSys may determine. Certain other formation documents related to the new company, with terms and conditions as are usually customary in similar agreements, will be completed and executed by the parties within 30 days after the execution of the Exchange Agreement.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

The 10,000,000 shares of CannaSys common stock delivered to MHB under the Exchange Agreement were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. MHB is a sophisticated investor able to bear the risk of the investment MHB confirmed the foregoing and acknowledged, in writing, that the securities must be acquired and held for investment. All certificates evidencing the shares bear or will bear a restrictive legend. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 8.01—OTHER EVENTS

On November 11, 2015, CannaSys issued a press release, a copy of which is filed as Exhibit 99.01 hereto.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.15	Share Exchange Agreement between MHB, Inc. and CannaSys, LLC, including Exhibit A-Gross Revenue Assignment, dated November 3, 2015	Attached

Item 99	Miscellaneous
99.01	Press release dated November 11, 2015	Incorporated by reference from the Current Report on Form 8-K filed November 12, 2015

*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document. Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.
Registrant

Dated: November 13, 2015	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer
and Chief Financial Officer